UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 16, 2005


                              Books-A-Million, Inc.
 ______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


DELAWARE                          0-20664                          63-0798460
_______________________________________________________________________________
(State or other jurisdiction     (Commission                      (IRS Employer
 of incorporation)               File Number)               Identification No.)


402 Industrial Lane, Birmingham, Alabama                            35211
____________________________________________               _____________________
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (205) 942-3737


                                       N/A
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement.



Adoption of Formula for Non-Employee Director Restricted Stock Awards

     On June 1, 2005, the stockholders of Books-A-Million, Inc. (the "Company") approved the Books-A-Million 2005 Incentive Award Plan (the "Plan"). The Board of Directors of the Company (the "Board") previously adopted the Plan subject to stockholder approval. Pursuant to the terms of the 2005 Plan, the Board may award restricted shares ("Restricted Stock") of the Corporation's common stock, par value $0.01 per share ("Common Stock"), to non-employee members of the Board ("Outside Directors") pursuant to such terms as the Board shall deem appropriate consistent with the terms of the 2005 Plan. A full description of the Plan, including a copy of the Plan, was previously filed as part of the Company's Definitive Proxy Statement for the Annual Meeting of Shareholders to be held on June 1, 2005 and it is incorporated herein by reference.

     On  August  16,  2005,  the  Board  adopted  a  formula  pursuant  to which
Outside Directors shall be awarded Restricted Stock under the Plan. The formula provides that each Outside Director who is initially elected or appointed to the Board on or after August 16, 2005 shall, effective as of the date of such initial appointment or election to the Board, be awarded 3,333 shares of Restricted Stock (an "Initial Award") pursuant to the 2005 Plan which will be subject to the terms and conditions of a Restricted Stock Agreement in substantially the form attached hereto as Exhibit 10.1 (the "Restricted Stock Agreement"). This Restricted Stock Agreement shall provide among other things, that the shares of Restricted Stock subject to the Initial Award will vest in three equal installments on the first, second and third anniversaries of the effective date of the Initial Award.

     In addition, the formula provides that on each December 31st following August 16, 2005, each Outside Director who as of December 31st has served on the Board for at least eleven continuous months shall be awarded 2,000 shares of Restricted Stock (a "Continuing Award") pursuant to the 2005 Plan which will be subject to the terms and conditions of a Restricted Stock Agreement, which shall provide among other things, that the shares of Restricted Stock subject to a Continuing Award will vest in three equal installments on the first, second and third anniversaries of the effective date of such Continuing Award). This formula shall remain in effect until the expiration of the 2005 Plan unless such formula is earlier terminated or modified by subsequent action of the Board in accordance with the terms of the 2005 Plan.

Outside Director Stock Awards

     On August 16, 2005, the Board resolved to allow each  Outside  Director to have the option to request to receive Stock Awards under the 2005 Plan in lieu of annual cash retainer fees that would otherwise become payable to the directors, equal to that number of whole shares of Common Stock determined by dividing the total cash fees by the fair market value of a share of Common Stock as of the day the cash fees would otherwise be paid, with any fractions being paid in cash. The Board determined that it was advisable and in the best interests of the Corporation to promote the long-term growth of the Corporation
by  increasing  the  proprietary  interest  of  Outside   Directors  in  the
Corporation and to attract and retain highly qualified and capable Outside Directors.

Approval of Stock Ownership and Retention Program

     On August 16, 2005, the Board approved Stock Ownership Guidelines providing that each Outside Director shall hold an equity interest in the Corporation not less than 12,500 shares of Common Stock, with each Outside Director having up to five years to achieve his or her ownership goals. The Board determined that it was advisable and in the best interests of the Corporation that Outside Directors be required to hold such an equity interest in the Corporation.

Approval of Directors Deferred Compensation Plan

     On August 16, 2005, the Board approved the adoption of the Books-A-Million, Inc. Directors' Deferred Compensation Plan (the "Directors' Deferred
Compensation  Plan").  The  following  description  of  the  Directors  Deferred
Compensation Plan is intended only to be a summary and is qualified in its entirety by Exhibit 10.2, which is incorporated herein by reference.

     The  Directors'   Deferred   Compensation  Plan  provides  the  Outside
Directors with the opportunity to defer the receipt of certain amounts payable to an Outside Director for serving as a member of the Board (the "Fees").
The obligations of the Company under the Directors' Deferred Compensation Plan will be general unsecured obligations of the Company to pay deferred compensation in the future to participating Outside Directors in accordance with the terms of the Directors' Deferred Compensation Plan from the general assets of the Company.

     Each participating Outside Director may elect to defer under the Directors' Deferred Compensation Plan a portion of his or her Fees that may otherwise be payable in a calendar year. An Outside Director's Fee deferrals are credited to the Outside Director 's bookkeeping account (the "Account") maintained under the Directors' Deferred Compensation Plan. Participants may elect to have the amounts credited to his or her Account credited with interest at a rate determined annually based on 10-year United States Treasury Notes. Subject to certain restrictions, each participating Outside Director may alternatively elect to have the amounts in the Account deemed invested in shares of the Company's Common Stock. The Company is not obligated to actually invest any deferred amounts. Each participating Outside Director 's Account is credited with a deemed rate of interest and/or earnings or losses depending upon the investment performance of the deemed investment option.

     With certain exceptions, a participating Outside Director's Account will be paid after the earlier of: (1) a fixed payment date, as elected by the
participating   Outside   Director  (if  any);  or  (2)  the   participating
Outside Director 's separation from service on the Board. The participating Outside Director may generally elect that payments be made in a single sum or installments in the year specified by the participating Outside Director or upon the Outside Director's separation from service on the Board. Additionally, a participating Outside Director may elect to receive payment upon a Change of Control, as defined in, and to the extent permitted by, Section 409A of the Internal Revenue Code of 1986, as amended.

Approval of Executive Deferred Compensation Plan

     On August 16, 2005, the Board approved the adoption of the Books-A-Million, Inc. Executives' Deferred Compensation Plan (the "Executives' Deferred Compensation Plan"). The following description of the Directors Deferred
Compensation Plan is intended only to be a summary and is qualified in its entirety by Exhibit 10.3, which is incorporated herein by reference.

     The  Executives'  Deferred  Compensation  Plan  provides a select  group of management or highly compensated employees of Company and certain of its subsidiaries with the opportunity to defer the receipt of certain cash compensation. The obligations of Company under the Executives' Deferred Compensation Plan will be general unsecured obligations of Company to pay deferred compensation in the future to participating eligible employees (the "Participants") in accordance with the terms of the Executives' Deferred Compensation Plan from the general assets of Company.

     Each Participant may elect to defer under the Executives' Deferred Compensation Plan a portion of his or her cash compensation that may otherwise be payable in a calendar year. A Participant's compensation deferrals are credited to the Participant's bookkeeping account (the "Account") maintained under the Executives' Deferred Compensation Plan. Participants may elect to have the amounts credited to his or her Account credited with interest at a rate determined annually based on 10-year United States Treasury Notes. Subject to certain restrictions, each Participant may alternatively elect to have the amounts in the Account deemed invested in shares of the Company's Common Stock. The Company is not obligated to actually invest any deferred amounts in those investment options. Each Participant's Account is credited with a deemed rate of interest and/or earnings or losses depending upon the investment performance of the deemed investment option.

     With certain exceptions, a Participant's Account will be paid after the earlier of: (1) a fixed payment date, as elected by the Participant (if any); or
(2) the Participant's separation from service with Company or its subsidiaries. Participants may generally elect that payments be made in a single sum or installments in the year specified by the Participant or upon their separation from service with the Company. Additionally, a Participant may elect to receive payment upon a Change of Control, as defined in, and to the extent permitted by,
Section 409A of the Internal Revenue Code of 1986, as amended.

Bonus Payment Plan

     On August 16, 2005, the Committee approved a bonus program for the 2006 fiscal year (the "2006 Program") in connection with the preparation of the Company's annual operating budget for the 2006 fiscal year. The 2006 Program provides incentives to officers of the Company who could contribute significantly to increasing the Company's revenue, income and cash flow. Each executive officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus of up to 100% of his or her fiscal 2006 base salary. The terms of the 2006 Program are outlined in a standard form letter (the "2006 Program Letter") which is delivered to each participant, a copy of which is attached hereto as Exhibit 10.4 and which is incorporated herein by reference.

     2006 Program Letter: As detailed more fully in the 2006 Program Letter, an executive officer (including the Chief Executive Officer) is eligible to receive a bonus under the 2006 Program if the Company achieves certain pre-tax income goals and the executive officer accomplishes certain individual performance goals related to his or her job functions. The Committee will approve awards under the 2006 Program, as appropriate, upon receipt of the audited financial statements for the fiscal year ending on January 28, 2006.



                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.


(c)      Exhibits.

Exhibit No.              Document Description
10.1                Form of Restricted Stock Agreement
10.2                Books-A-Million, Inc. Directors' Deferred Compensation Plan
10.3                Books-A-Million, Inc. Executives' Deferred Compensation Plan
10.4                Form of Letter Regarding the 2006 Bonus Program




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       _____________BOOKS-A-MILLION, INC._______
                                                        (Registrant)

Date _August 22, 2005______
                                __________/s/ Richard S. Wallington____________
                                                   (Signature)
                                        Name:  Richard S. Wallington
                                        Title:   Chief Financial Officer